UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

SCWorx Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Former independent registered public accounting firm

On April 30, 2019, SCWorx Corp. (the “Company” or “Registrant”) notified its independent registered public accounting firm, Friedman LLP (“Friedman”) that it was terminating the firm as the Company’s auditor for business reasons unrelated to the reviews or audited financials of the Company.   Friedman has audited the Company’s consolidated financial statements since the Company’s inception in 2016.

Friedman’s report on the Company’s consolidated financial statements for the years ended December 31, 2017 and 2018 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principle, except for an explanatory paragraph relating to a substantial doubt regarding the Company’s ability to continue as a going concern.  During the years ended December 31, 2018 and 2017, and through April 30, 2019, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference to the subject matter of the disagreement in connection with its report.

During the years ended December 31, 2018 and 2017, and through April 30, 2019, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses in internal control over financial reporting.

The Company provided Friedman with a copy of the disclosure contained in this Form 8-K and requested that it provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the contents of this disclosure.  A copy of that letter, dated May 1, 2019, is attached as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On April 25, 2019, the Company appointed WithumSmith + Brown (“Withum”) as its new independent registered public accounting firm, effective immediately, for the fiscal year ending December 31, 2019.  This appointment was authorized and approved by the Audit Committee of the Company’s Board of Directors.

During the fiscal year ended December 31, 2018 and through April 30, 2019, the Company did not consult with Withum on any accounting matter for a specified transaction, completed or proposed, or consult with Withum for the type of audit opinion that might be rendered on the Company’s consolidated financial statements, where a written report or oral advice was provided that Withum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.  In addition, the Company did not consult with Withum on any “reportable events” as identified under Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1 – Letter of Friedman LLP dated May 1, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCWorx Corp.

	By:	/s/ Marc S. Schessel
Marc S. Schessel
Chief Executive Officer

Dated: May 1, 2019